Note 7 - Income Taxes	9 Months Ended
Sep. 30, 2021
Notes
Note 7 - Income Taxes

Note 7 – Income Taxes

The Company has elected to be, and is, treated as an S corporation for income tax reporting purposes. Taxable income or loss of an S corporation is passed through to, and included in the individual tax returns of, the shareholders of the Company, rather than being taxed at the corporate level. Notwithstanding this election, however, income taxes continue to be reported for, and paid by, the Company's insurance subsidiaries as they are not allowed to be treated as S corporations, and for the Company’s state taxes in Louisiana, which does not recognize S corporation status. Deferred income tax assets and liabilities are recognized and provisions for current and deferred income taxes continue to be recorded by the Company’s subsidiaries. The Company uses the liability method of accounting for deferred income taxes and provides deferred income taxes for all significant income tax temporary differences.

Effective income tax rates were 9% and 8% during the three- and nine-month periods ended September 30, 2021, respectively, compared to 15% and 18% during the same comparable periods a year ago. During the comparable periods just ended, the S corporation generated a higher proportion of pass-through income relative to total pre-tax income, resulting in a lower effective tax rate.